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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 25, 2002

                                   001-13836
                            (COMMISSION FILE NUMBER)

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                            TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

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
            BERMUDA                                          04-2297459
(Jurisdiction of Incorporation)                 (IRS Employer Identification Number)

  THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)

                                  441-292-8674
                        (Registrant's telephone number)

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ITEM 5. OTHER EVENTS.

    Tyco International Ltd. issued the press release attached hereto as Exhibit
99.1 on April 25, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

        99.1 Press Release of Tyco International Ltd., dated April 25, 2002.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       TYCO INTERNATIONAL LTD.

                                                       By:              /s/ MARK H. SWARTZ
                                                            -----------------------------------------
                                                                          Mark H. Swartz
                                                                   EXECUTIVE VICE PRESIDENT AND
                                                                     CHIEF FINANCIAL OFFICER
                                                               (PRINCIPAL ACCOUNTING AND FINANCIAL
                                                                             OFFICER)
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Dated: May 1, 2002

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                                 EXHIBIT INDEX

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
       EXHIBIT
       NUMBER           DESCRIPTION
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

        99.1            Press Release of Tyco International Ltd., dated April 25,
                          2002.

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